UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 28, 2026

Seer, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39747	82-1153150
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

3800 Bridge Parkway, Suite 102

Redwood City, California 94065

(Address of principal executive offices, including zip code)

650-453-0000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last reports)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	SEER	The NASDAQ Global Select Market
Preferred Stock Purchase Rights	N/A	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Seer, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders on July 28, 2026 (the “Annual Meeting”). There were 55,315,982 shares of Class A common stock outstanding and entitled to vote as of May 29, 2026, the record date for the Annual Meeting. There were 43,588,172 shares of Class A common stock represented at the Annual Meeting, which constituted a quorum.

Set forth below are the matters voted upon at the Annual Meeting, which are more fully described in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on June 3, 2026, and the final voting results tabulated by the Company’s independent Inspector of Election, First Coast Results, Inc.

1.	Election of seven director nominees.

The stockholders voted to elect seven directors, each to serve until the 2027 annual meeting of stockholders and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. As a result of the vote, Omid Farokhzad, M.D., Meeta Gulyani, Robert Langer, Sc.D., Terrance McGuire, Dipchand (Deep) Nishar, Isaac Ro and Nicolas Roelofs, Ph.D. were elected to the Board of Directors by the following votes:

	For	Withheld	Broker Non-Votes
Company’s Nominees
Omid Farokhzad, M.D.	24,697,365	18,873,638	-
Meeta Gulyani	34,126,223	9,444,780	-
Robert Langer, Sc.D.	33,789,932	9,781,071	-
Terrance McGuire	19,107,517	24,460,487	-
Dipchand (Deep) Nishar	19,804,387	23,766,616	-
Isaac Ro	34,183,083	9,387,921	-
Nicolas Roelofs, Ph.D.	30,750,548	12,820,456	-
Radoff-JEC Group’s Nominees
Howard H. Berman, Ph.D.	16,671,120	26,900,984	-
Joshua S. Horowitz	10,779,262	32,792,840	-
Luis E. Rinaldini	15,973,519	27,598,584	-

2.	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm.

The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2026, by the following votes:

Voted For	Voted Against	Abstentions	Broker Non-Votes
31,414,257	531,223	11,642,692	-

3.	Non-binding advisory vote to approve named executive officer compensation.

The stockholders approved, on a non-binding advisory basis, named executive officer compensation, by the following votes:

Voted For	Voted Against	Abstentions	Broker Non-Votes
25,039,859	9,579,485	8,952,769	16,059

4.	Ratification of the Tax Benefit Preservation Plan.

The stockholders did not ratify the Tax Benefit Preservation Plan, which, if ratified, would have remained in effect through February 25, 2029, unless earlier terminated by the Board of Directors, by the following votes:

Voted For	Voted Against	Abstentions	Broker Non-Votes
19,860,969	14,561,820	9,149,324	16,059

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEER, INC.

Date: July 31, 2026	By:	/s/ David Horn
David Horn
President and Chief Financial Officer